Exhibit (j) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the references to our firm under the caption "Financial Highlights" in the Prospectuses and to the use of our report dated April 19, 1999, in Post-Effective Amendment Number 32 to the Registration Statement (Form N-1A No. 2-89028) of Federated U.S. Government Securities Fund: 1-3 Years dated April 30, 1999.

                                                           /s/ Ernst & Young LLP

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 26, 1999